Exhibit 19.2


  Ford Credit Auto Owner Trust 2000-B
  Monthly Servicing Report
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
  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               9

  I. ORIGINAL DEAL PARAMETERS
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $2,300,017,517.50              161,099

  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $470,000,000.00         6.590%                  October 15, 2001
   Class A-2 Notes                                                  388,000,000.00         6.820%                   August 15, 2002
   Class A-3 Notes                                                  321,500,000.00         6.970%                    April 15, 2003
   Class A-4 Notes                                                  249,000,000.00         7.030%                 November 15, 2003
   Class A-5 Notes                                                  181,880,000.00         7.070%                    April 15, 2004
   Class B Notes                                                     76,260,000.00         7.320%                   August 15, 2004
   Class C Certificates                                              43,580,000.00         7.700%                  October 15, 2004
   Class D Certificates                                              43,580,000.00         9.000%                     July 15, 2005
   Variable Pay Term Note 1                                         448,620,000.00         6.757%                    April 15, 2004
                                                                    --------------
      Total                                                      $2,222,420,000.00








  II. COLLECTIONS

  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $8,102,335.80               $17,152.70           $8,119,488.50
  Repurchased Loan Proceeds Related to Interest                          11,105.85                     0.00               11,105.85
                                                                         ---------                     ----               ---------
      Total                                                          $8,113,441.65               $17,152.70           $8,130,594.35

  Servicer Advances:
  Principal Advances                                                         $0.00               $11,965.60              $11,965.60
  Interest Advances                                                   3,355,784.36                 3,100.10            3,358,884.46
                                                                      ------------                 --------            ------------
      Total                                                          $3,355,784.36               $15,065.70           $3,370,850.06

  Principal:
  Principal Collections                                             $37,943,060.83               $69,952.79          $38,013,013.62
  Prepayments in Full                                                17,779,143.70                35,666.74           17,814,810.44
  Prepayments in Full Due to Administrative Repurchases                       0.00                   668.15                  668.15
  Repurchased Loan Proceeds Related to Principal                        373,258.58                     0.00              373,258.58
  Payahead Draws                                                              0.00                 8,243.91                8,243.91
                                                                              ----                 --------                --------
      Total                                                         $56,095,463.11              $114,531.59          $56,209,994.70

  Liquidation Proceeds                                                                                                  $676,947.53
  Recoveries from Prior Month Charge-Offs                                                                                  7,683.53
                                                                                                                           --------
      Total Principal Collections                                                                                    $56,894,625.76

  Principal Losses for Collection Period                                                                              $1,670,438.77
  Total Regular Principal Reduction                                                                                  $57,892,399.07

  Total Collections                                                                                                  $68,396,070.17



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  Ford Credit Auto Owner Trust 2000-B
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               9

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  Total Collections                                                                                                  $68,396,070.17
  Net Swap Receipt                                                                                                        43,946.90
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  VPTN Issuance Proceeds                                                                                                       0.00
  Accumulation Account Draw                                                                                                    0.00
                                                                                                                               ----
      Total Available for Distribution to Noteholders and Certificateholders                                         $68,440,017.07

  IV. DISTRIBUTIONS
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $1,457,457.18        $1,457,457.18                $0.00
   Amount per $1,000 of Original Balance               0.66                 0.66                 0.00

  Net Swap Payment                                    $0.00

                                                                                                                          Change in
  Noteholders Interest:                Amount Due         Amount Paid            Shortfall Carryover Shortfall  Carryover Shortfall
   Class A1 Notes                            $0.00                $0.00               $0.00                $0.00              $0.00
   Class A2 Notes                     2,205,133.33         2,205,133.33                0.00                 0.00               0.00
   Class A3 Notes                     1,867,379.17         1,867,379.17                0.00                 0.00               0.00
   Class A4 Notes                     1,458,725.00         1,458,725.00                0.00                 0.00               0.00
   Class A5 Notes                     1,071,576.33         1,071,576.33                0.00                 0.00               0.00
   Class B Notes                        465,186.00           465,186.00                0.00                 0.00               0.00
                                        ----------           ----------                ----                 ----               ----
      Total                          $7,067,999.83        $7,067,999.83               $0.00                $0.00              $0.00
  Certificateholders Interest:
   Class C Certificates                $279,638.33          $279,638.33               $0.00                $0.00              $0.00
   Class D Certificates                 326,850.00           326,850.00                0.00                 0.00               0.00
                                        ----------           ----------                ----                 ----               ----
      Total                            $606,488.33          $606,488.33               $0.00                $0.00              $0.00
  Variable Pay Term Note  Interest:
   Variable Pay Term Note 1                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 2          $2,199,502.88        $2,199,502.88               $0.00                $0.00              $0.00
   Variable Pay Term Note 3                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 4                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 5                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 6                  $0.00                $0.00               $0.00                $0.00              $0.00
                                             -----                -----               -----                -----              -----
      Total                          $2,199,502.88        $2,199,502.88               $0.00                $0.00              $0.00
  Total Note Interest:               $9,267,502.71        $9,267,502.71               $0.00                $0.00              $0.00
  Total Note and Cert. Interest:     $9,873,991.04        $9,873,991.04               $0.00                $0.00              $0.00

  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Regular Principal Distribution Amount     64,680,746.17
                                             -------------
      Principal Distribution Amount         $64,680,746.17


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  Ford Credit Auto Owner Trust 2000-B
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               9

  Noteholder Principal Distributions:
   Class A1 Notes                                                 $0.00
   Class A2 Notes                                                  0.00
   Class A3 Notes                                                  0.00
   Class A4 Notes                                                  0.00
   Class A5 Notes                                                  0.00
   Class B Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                                   $0.00
  Certificateholder Principal Distributions:
   Class C Certificates                                           $0.00
   Class D Certificates                                            0.00
                                                                   ----
      Total Certificate Principal Paid                            $0.00
  Variable Pay Term Note Distributions:
   Variable Pay Term Note 1                                       $0.00
   Variable Pay Term Note 2                              $57,108,568.85
   Variable Pay Term Note 3                                       $0.00
   Variable Pay Term Note 4                                       $0.00
   Variable Pay Term Note 5                                       $0.00
   Variable Pay Term Note 6                                       $0.00
                                                                  -----
      Total Variable Pay Term Note Principal Paid        $57,108,568.85
  Total Note and Certificate Principal Paid:             $57,108,568.85
  Deposit to Reserve                                              $0.00
  Collections Released to Servicer                                $0.00
  Deposit to Accumulation Account                                 $0.00
  Total Available for Distribution                       $68,440,017.07
  Total Distribution (incl. Servicing Fee)               $68,440,017.07

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
                                                            Principal                Interest                  Total
                                                         Distribution            Distribution            Distribution
  Class A1 Notes                                                 $0.00                   $0.00                   $0.00
  Class A2 Notes                                                  0.00                    5.68                    5.68
  Class A3 Notes                                                  0.00                    5.81                    5.81
  Class A4 Notes                                                  0.00                    5.86                    5.86
  Class A5 Notes                                                  0.00                    5.89                    5.89
  Class B Notes                                                   0.00                    6.10                    6.10
                                                                  ----                    ----                    ----
      Total Notes                                                $0.00                   $4.19                   $4.19

  Class C Certificates                                           $0.00                   $6.42                   $6.42
  Class D Certificates                                            0.00                    7.50                    7.50
                                                                  ----                    ----                    ----
      Total Certificates                                         $0.00                   $6.96                   $6.96

  Variable Pay Term Note 1                                       $0.00                   $0.00                   $0.00
  Variable Pay Term Note 2                                     $121.51                   $4.68                 $126.19
  Variable Pay Term Note 3                                       $0.00                   $0.00                   $0.00
  Variable Pay Term Note 4                                       $0.00                   $0.00                   $0.00
  Variable Pay Term Note 5                                       $0.00                   $0.00                   $0.00
  Variable Pay Term Note 6                                       $0.00                   $0.00                   $0.00
                                                                 -----                   -----                   -----
       Total Variable Pay Term Notes                            $27.74                   $1.07                  $28.80

  Total Notes and Certificates:                                 $25.45                   $4.40                  $29.85

  Ford Credit Auto Owner Trust 2000-B
  Monthly Servicing Report

  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               9

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
                                                  Beginning of Period                                End of Period
                                                     Balance       Pool Factor                       Balance       Pool Factor
  Aggregate Balance of Notes                $1,582,850,549.91       0.7339429                $1,525,741,981.06      0.7074625
  Class A1 Notes                                         0.00       0.0000000                             0.00      0.0000000
  Class A2 Notes                               388,000,000.00       1.0000000                   388,000,000.00      1.0000000
  Class A3 Notes                               321,500,000.00       1.0000000                   321,500,000.00      1.0000000
  Class A4 Notes                               249,000,000.00       1.0000000                   249,000,000.00      1.0000000
  Class A5 Notes                               181,880,000.00       1.0000000                   181,880,000.00      1.0000000
  Class B Notes                                 76,260,000.00       1.0000000                    76,260,000.00      1.0000000
  Class C Certificates                          43,580,000.00       1.0000000                    43,580,000.00      1.0000000
  Class D Certificates                          43,580,000.00       1.0000000                    43,580,000.00      1.0000000
  Variable Pay Term Note 1                               0.00       0.0000000                             0.00      0.0000000
  Variable Pay Term Note 2                     366,210,549.91       0.7791714                   309,101,981.06      0.6576638
  Variable Pay Term Note 3                               0.00       0.0000000                             0.00      0.0000000
  Variable Pay Term Note 4                               0.00       0.0000000                             0.00      0.0000000
  Variable Pay Term Note 5                               0.00       0.0000000                             0.00      0.0000000
  Variable Pay Term Note 6                               0.00       0.0000000                             0.00      0.0000000
                                                         ----       ---------                             ----      ---------
      Total                                 $1,670,010,549.91       0.7442778                $1,612,901,981.06      0.7188261

  Portfolio Information
  Weighted Average Coupon (WAC)                         7.86%                                            7.87%
  Weighted Average Remaining Maturity (WAM)             39.61                                            38.71
  Remaining Number of Receivables                     143,197                                          141,240
  Portfolio Receivable Balance              $1,748,948,619.86                                $1,691,056,220.79


  VII. OVERCOLLATERALIZATION INFORMATION
  Specified Overcollateralization Amount                                                                              $5,410,474.62
  Specified Credit Enhancement Amount                                                                                $16,910,562.21
  Yield Supplement Overcollateralization Amount                                                                      $80,315,942.43
  Target Level of Overcollateralization                                                                              $85,726,417.05

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  Beginning Reserve Account Balance                                                                                  $11,500,087.59
  Specified Reserve Account Balance                                                                                   11,500,087.59
  Reserve Release Amount                                                                                                       0.00
  Reserve Account Draws                                                                                                        0.00
  Reserve Account Deposits Made                                                                                                0.00
                                                                                                                               ----
  Ending Reserve Account Balance                                                                                     $11,500,087.59
  Change in Reserve Account Balance                                                                                           $0.00

  IX. RECONCILIATION OF ACCUMULATION ACCOUNT

  Beginning Accumulation Account Balance                                                                                      $0.00
  Deposit to Accumulation Account                                                                                              0.00
  Release of Accumulated Balance                                                                                               0.00
                                                                                                                               ----
  Ending Accumulation Account Balance                                                                                         $0.00

  Ford Credit Auto Owner Trust 2000-B
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               9

  X. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

  Liquidation Proceeds                                                                                                  $676,947.53
    Recoveries from Prior Month Charge-Offs                                                                               $7,683.53
  Total Losses for Collection Period                                                                                  $1,773,510.36
  Charge-off Rate for Collection Period                                                                                       0.75%
  Cumulative Net Losses for all Periods                                                                               $4,657,950.74


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,709                $21,316,217.84
  61-90 Days Delinquent                                                                           272                 $3,455,198.96
  91-120 Days Delinquent                                                                           75                   $914,020.81
  Over 120 Days Delinquent                                                                         59                   $721,481.69

  Repossesion Inventory                                                                           195                 $2,748,673.48


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.6450%
  Preceding Collection Period                                                                                               0.6663%
  Current Collection Period                                                                                                 0.7597%
  Three Month Average                                                                                                       0.6903%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:
  Second Preceding Collection Period                                                                                        0.1726%
  Preceding Collection Period                                                                                               0.2179%
  Current Collection Period                                                                                                 0.2875%
  Three Month Average                                                                                                       0.2260%

  Ford Credit Auto Owner Trust 2000-B
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               9

  Worksheet Information

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $4,914,693.35                    $60,967.09
  New Advances                                                                           3,338,784.91                     15,041.13
  Servicer Advance Recoveries                                                            1,351,519.27                      9,509.86
                                                                                         ------------                      --------
  Ending Servicer Advances                                                              $6,901,958.99                    $66,498.36

  Current Month Interest Advances for Prepaid Loans                                        $16,999.45                        $24.57

  Payahead Account
  Beginning Payahead Account Balance                                                                                     $20,648.52
  Additional Payaheads                                                                                                    42,393.51
  Payahead Draws                                                                                                          45,036.31
                                                                                                                          ---------
  Ending Payahead Account Balance                                                                                        $18,005.72





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